      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended January 31, 2002

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series      Description                               Cusip #              Due Date
      -------------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes.................280907AP1............December 1, 2035
      1999-1B     Senior Auction Rate Notes.................280907AQ9............December 1, 2035
      1999-1C     Subordinate Auction Rate Notes............280907AR7............December 1, 2035
      2000-1A     Senior Auction Rate Notes.................280907AS5............December 1, 2035
      2000-1B     Senior Auction Rate Notes.................280907AT3............December 1, 2035
      2000-1C     Subordinate Auction Rate Notes............280907AU0............December 1, 2035
      2001-1A     Senior Auction Rate Notes.................280907AV8............December 1, 2035
      2001-1B     Senior Auction Rate Notes.................280907AW6............December 1, 2035
      2001-1C     Subordinate Auction Rate Notes............280907AX4............December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      Series 1999-1:
        None

      Series 2000-1:
        None

      Series 2001-1:
        None

C.    Principal Outstanding - January, 2002
      -------------------------------------

                              Principal        Principal        Principal            Principal
                           Outstanding,         Borrowed         Payments         Outstanding,
      Series             Start of Month     During Month     During Month         End of Month
      ----------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A         $ 78,000,000.00            $0.00            $0.00      $ 78,000,000.00
        1999-1B           39,000,000.00             0.00             0.00        39,000,000.00
        1999-1C            9,300,000.00             0.00             0.00         9,300,000.00
                  ----------------------------------------------------------------------------
        Total            126,300,000.00             0.00             0.00       126,300,000.00
                  ----------------------------------------------------------------------------
      Series 2000-1:
        2000-1A           54,100,000.00             0.00             0.00        54,100,000.00
        2000-1B           54,100,000.00             0.00             0.00        54,100,000.00
        2000-1C           22,000,000.00             0.00             0.00        22,000,000.00
                  ----------------------------------------------------------------------------
        Total            130,200,000.00             0.00             0.00       130,200,000.00
                  ----------------------------------------------------------------------------
      Series 2001-1:
        2001-1A           79,000,000.00             0.00             0.00        79,000,000.00
        2001-1B           79,000,000.00             0.00             0.00        79,000,000.00
        2001-1C           23,800,000.00             0.00             0.00        23,800,000.00
                  ----------------------------------------------------------------------------
        Total            181,800,000.00             0.00             0.00       181,800,000.00
                  ----------------------------------------------------------------------------
      Totals            $438,300,000.00            $0.00            $0.00      $438,300,000.00
                  ============================================================================

D.    Accrued Interest Outstanding - January, 2002
      --------------------------------------------

                       Accrued Interest         Interest         Interest     Accrued Interest       Interest
                           Outstanding,          Accrued         Payments         Outstanding,     Rate As Of
      Series             Start of Month     During Month     During Month         End of Month   End Of Month
      -------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A             $ 95,333.33      $136,803.34      $133,466.67          $ 98,670.00       1.98000%
        1999-1B               49,183.33        71,500.01        68,856.67            51,826.67       2.08000%
        1999-1C               11,883.33        17,527.92        16,636.67            12,774.58       2.15000%
                  ----------------------------------------------------------------------------
        Total                156,399.99       225,831.27       218,960.01           163,271.25
                  ----------------------------------------------------------------------------
      Series 2000-1:
        2000-1A               91,819.72        96,282.97       185,142.22             2,960.47       1.97000%
        2000-1B               62,816.11        95,182.94        92,571.11            65,427.94       1.97900%
        2000-1C               38,133.33        40,088.89        77,000.00             1,222.22       2.00000%
                  ----------------------------------------------------------------------------
        Total                192,769.16       231,554.80       354,713.33            69,610.63
                  ----------------------------------------------------------------------------
      Series 2001-1:
        2001-1A               56,616.67       139,676.39       132,105.56            64,187.50       1.95000%
        2001-1B               24,138.89       145,096.67       135,177.78            34,057.78       1.94000%
        2001-1C               17,850.00        44,625.00        41,650.00            20,825.00       2.10000%
                  ----------------------------------------------------------------------------
        Total                 98,605.56       329,398.06       308,933.34           119,070.28
                  ----------------------------------------------------------------------------
      Totals                $447,774.71      $786,784.13      $882,606.68          $351,952.16
                  ============================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                        Interest Period

      Series              Starting Date        Net Loan Rate
      -------------------------------------------------------
      Series 1999-1:
        1999-1A               06-Mar-02               10.51%
        1999-1B               06-Mar-02               10.37%
        1999-1C               06-Mar-02               10.23%
      Series 2000-1:
        2000-1A               28-Feb-02               10.57%
        2000-1B               07-Mar-02               10.37%
        2000-1C               28-Feb-02               10.49%
      Series 2001-1:
        2001-1A               14-Mar-02               10.21%
        2001-1B               21-Mar-02               10.23%
        2001-1C               14-Mar-02                9.97%

F.    Noteholders' Carry-Over Amounts - January, 2002
      -----------------------------------------------

                             Carry-Over                                        Carry-Over
                               Amounts,       Additions         Payments         Amounts,
      Series             Start of Month    During Month     During Month     End of Month
      -----------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                   $0.00           $0.00            $0.00            $0.00
        1999-1B                    0.00            0.00             0.00             0.00
        1999-1C                    0.00            0.00             0.00             0.00
                  -----------------------------------------------------------------------
        Total                      0.00            0.00             0.00             0.00
                  -----------------------------------------------------------------------
      Series 2000-1:
        2000-1A                    0.00            0.00             0.00             0.00
        2000-1B                    0.00            0.00             0.00             0.00
        2000-1C                    0.00            0.00             0.00             0.00
                  -----------------------------------------------------------------------
        Total                      0.00            0.00             0.00             0.00
                  -----------------------------------------------------------------------
      Series 2001-1:
        2001-1A                    0.00            0.00             0.00             0.00
        2001-1B                    0.00            0.00             0.00             0.00
        2001-1C                    0.00            0.00             0.00             0.00
                  -----------------------------------------------------------------------
        Total                      0.00            0.00             0.00             0.00
                  -----------------------------------------------------------------------
      Totals                      $0.00           $0.00            $0.00            $0.00
                  =======================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - January, 2002
      -------------------------------------------------------------------

                                Accrued         Interest         Interest         Accrued
                              Interest,          Accrued         Payments       Interest,
      Series             Start of Month     During Month     During Month    End of Month
      -----------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                   $0.00            $0.00            $0.00           $0.00
        1999-1B                    0.00             0.00             0.00            0.00
        1999-1C                    0.00             0.00             0.00            0.00
                  -----------------------------------------------------------------------
        Total                      0.00             0.00             0.00            0.00
                  -----------------------------------------------------------------------
      Series 2000-1:
        2000-1A                    0.00             0.00             0.00            0.00
        2000-1B                    0.00             0.00             0.00            0.00
        2000-1C                    0.00             0.00             0.00            0.00
                  -----------------------------------------------------------------------
        Total                      0.00             0.00             0.00            0.00
                  -----------------------------------------------------------------------
      Series 2001-1:
        2001-1A                    0.00             0.00             0.00            0.00
        2001-1B                    0.00             0.00             0.00            0.00
        2001-1C                    0.00             0.00             0.00            0.00
                  -----------------------------------------------------------------------
        Total                      0.00             0.00             0.00            0.00
                  -----------------------------------------------------------------------
      Totals                      $0.00            $0.00            $0.00           $0.00
                  =======================================================================

II.   Fund Information
      ----------------

A.    Reserve Funds - January, 2002
      -----------------------------
                                                                         Amount
                                                                  -------------
      Balance, Start of Month.....................................$6,574,500.00
      Additions During Month (From Issuance of Notes).............         0.00
      Less Withdrawals During Month...............................         0.00
                                                                  -------------
      Balance, End of Month.......................................$6,574,500.00
                                                                  =============

B.    Capitalized Interest Accounts - January, 2002
      ---------------------------------------------
                                                                         Amount
                                                                  -------------
      Balance, Start of Month.....................................        $0.00
      Additions During Month (From Issuance of Notes).............         0.00
      Less Withdrawals During Month...............................         0.00
                                                                  -------------
      Balance, End of Month.......................................        $0.00
                                                                  =============

C.    Acquisition Accounts - January, 2002
      ------------------------------------
                                                                         Amount
                                                                 --------------
      Balance, Start of Month....................................$ 4,206,164.27
      Additions During Month:
        Acquisition Funds from Note Issuance.....................          0.00
        Recycling from Surplus Funds.............................  5,000,000.00
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired.......................................          0.00
        Accrued Income...........................................          0.00
        Premiums and Related Acquisition Costs...................          0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired....................................... (7,721,444.81)
        Premiums and Related Acquisition Costs...................    (93,001.09)
                                                                 --------------
      Balance, End of Month......................................$ 1,391,718.37
                                                                 ==============

D.    Alternative Loan Guarantee Accounts - January, 2002
      ---------------------------------------------------
                                                                         Amount
                                                                  -------------
      Balance, Start of Month.....................................$2,279,512.99
      Additions During Month (Initial Purchase of Student Loans)..         0.00
      Guarantee Fees Received (Refunded) During Month.............     8,399.92
      Interest Received During Month..............................     3,954.81
      Other Additions During Month................................    13,724.20
      Less Withdrawals During Month for Default Payments..........  (216,960.99)
                                                                  -------------
      Balance, End of Month.......................................$2,088,630.93
                                                                  =============

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - January, 2002
      --------------------------------------------------
                                                                         Amount
                                                                ---------------
      Balance, Start of Month...................................$391,729,079.14
      Initial Purchase of Eligible Loans........................           0.00
      Transfers.................................................           0.00
      Loans Purchased / Originated..............................   7,721,444.81
      Capitalized Interest......................................     388,714.68
      Less Principal Payments Received..........................  (6,738,699.18)
      Less Defaulted Alternative Loans Transferred..............    (207,110.29
      Other Increases (Decreases)...............................      (6,259.02)
                                                                ---------------
      Balance, End of Month.....................................$392,887,170.14
                                                                ===============

B.    Composition of Student Loan Portfolio as of January 31, 2002
      ------------------------------------------------------------

                                                                         Amount
                                                                ---------------
      Aggregate Outstanding Principal Balance...................$392,887,170.14
      Number of Borrowers.......................................         58,836
      Average Outstanding Principal Balance Per Borrower........         $6,678
      Number of Loans (Promissory Notes)........................        117,460
      Average Outstanding Principal Balance Per Loan............         $3,345
      Weighted Average Interest Rate............................          5.98%

C.    Distribution of Student Loan Portfolio by Loan Type as of January 31, 2002
      --------------------------------------------------------------------------

                                                      Outstanding
                                                        Principal
      Loan Type                                           Balance     Percent
      -----------------------------------------------------------------------
      Stafford - Subsidized.......................$152,293,912.35       38.8%
      Stafford - Unsubsidized.....................  95,438,711.76       24.3%
      Stafford - Nonsubsidized....................       3,112.56        0.0%
      PLUS........................................  30,016,368.19        7.6%
      SLS.........................................      88,088.16        0.0%
      Consolidation...............................  39,967,847.84       10.2%
      Alternative.................................  75,079,129.28       19.1%
                                                  ---------------------------
      Total.......................................$392,887,170.14      100.0%
                                                  ===========================

D.    Distribution of Student Loan Portfolio by Interest Rate as of January 31,
      -------------------------------------------------------------------------
      2002
      ----

                                                      Outstanding
                                                        Principal
      Interest Rate                                       Balance    Percent
      ----------------------------------------------------------------------
      Less Than 5.00%.............................$ 31,760,918.17       8.1%
      5.00% to 5.49%..............................  97,268,008.65      24.8%
      5.50% to 5.99%.............................. 119,012,111.45      30.3%
      6.00% to 6.49%..............................  36,843,131.07       9.4%
      6.50% to 6.99%..............................  85,355,716.49      21.7%
      7.00% to 7.49%..............................   5,079,886.14       1.3%
      7.50% to 7.99%..............................   6,651,398.11       1.7%
      8.00% to 8.49%..............................  10,614,580.28       2.7%
      8.50% to 8.99%..............................           0.00       0.0%
      9.00% to 9.49%..............................     294,975.08       0.1%
      9.50% or Greater............................       6,444.70       0.0%
                                                  --------------------------
      Total.......................................$392,887,170.14     100.0%
                                                  ==========================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of
      -----------------------------------------------------------------------
      January 31, 2002
      ----------------

                                                      Outstanding
                                                        Principal
      Borrower Payment Status                             Balance    Percent
      ----------------------------------------------------------------------
      School......................................$ 69,125,765.99      17.6%
      Grace.......................................  28,313,268.70       7.2%
      Repayment................................... 237,094,864.97      60.3%
      Deferment...................................  46,049,844.40      11.7%
      Forbearance.................................  12,303,426.08       3.1%
                                                  --------------------------
      Total.......................................$392,887,170.14     100.0%
                                                  ==========================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of
      ------------------------------------------------------------------
      January 31, 2002
      ----------------

                                                       Percent by Outstanding Balance
                                                       ------------------------------
                                           Outstanding      Excluding
                                             Principal   School/Grace    All Loans in
      Delinquency Status                       Balance   Status Loans       Portfolio
      -------------------------------------------------------------------------------
      31 to 60 Days.....................$14,884,465.06           5.0%            3.8%
      61 to 90 Days.....................  5,544,746.99           1.9%            1.4%
      91 to 120 Days....................  3,199,527.60           1.1%            0.8%
      121 to 180 Days...................  4,098,467.13           1.4%            1.0%
      181 to 270 Days...................  4,739,793.93           1.6%            1.2%
      Over 270 Days.....................  1,056,577.43           0.4%            0.3%
      Claims Filed, Not Yet Paid........  1,185,479.45           0.4%            0.3%
                                        ---------------------------------------------
      Total.............................$34,709,057.59          11.7%            8.8%
                                        =============================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of
      ----------------------------------------------------------------
      January 31, 2002
      ----------------

                                                      Outstanding
                                                        Principal
      Guarantee Status                                    Balance      Percent
      ------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%..................$    844,472.65         0.2%
      FFELP Loan Guaranteed 98%................... 316,963,568.21        80.7%
      Alternative Loans Non-Guaranteed............  75,079,129.28        19.1%
                                                  ----------------------------
      Total.......................................$392,887,170.14       100.0%
                                                  ============================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of
      ----------------------------------------------------------------
      January 31, 2002
      ----------------

                                                      Outstanding
                                                        Principal
      Guarantee Agency                                    Balance      Percent
      ------------------------------------------------------------------------
      Education Assistance Corporation............$198,639,607.73        50.6%
      Great Lakes Higher Education Corporation....  68,775,286.11        17.5%
      California Student Aid Commission...........  17,570,141.11         4.5%
      Student Loans of North Dakota...............   8,072,710.58         2.1%
      Texas GSLC..................................   4,805,243.94         1.2%
      Pennsylvania Higher Education Assistance
       Agency.....................................   6,984,569.36         1.8%
      United Student Aid Funds, Inc...............  11,946,800.39         3.0%
      Other Guarantee Agencies....................   1,013,681.64         0.3%
      Alternative Loans Non-Guaranteed............  75,079,129.28        19.1%
                                                  ----------------------------
      Total.......................................$392,887,170.14       100.0%
                                                  ============================

I.    Fees and Expenses Accrued For/Through January, 2002
      ---------------------------------------------------

                                                                 For The 1
                                                               Month Ended
                                        January, 2002        Jan. 31, 2002
                                        ----------------------------------
      Servicing Fees......................$343,729.35          $343,729.35
      Indenture Trustee Fees..............   9,383.39             9,383.39
      Broker / Dealer Fees................  94,356.24            94,356.24
      Auction Agent Fees..................   7,548.51             7,548.51
      Other Permitted Expenses............       0.00                 0.00
                                          --------------------------------
      Total...............................$455,017.49          $455,017.49
                                          ================================

J.    Ratio of Assets to Liabilities as of January 31, 2002
      -----------------------------------------------------

                                                                      Amount
                                                             ---------------
      Total Indenture Assets.................................$446,679,960.01
      Total Indenture Liabilities............................ 439,150,208.91
                                                             ---------------
      Ratio..................................................        101.71%
                                                             ===============